UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2010
Date of Report (Date of earliest event reported)

AURA BIO CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-157558	68-0677348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

848 N. Rainbow Blvd., Suite 2167 Las Vegas, Nevada 89107	89107
(Address of principal executive offices)	(Zip Code)

 (415) 504-3659
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Effective on November 15, 2010, Evgeny Smirnov (the “Seller”), the recold holder of an aggregate 15,000,000 shares of common stock Aura Bio Corp., a Nevada corporation (the “Company”), entered into a share purchase agreement dated November 15, 2010 (the “Share Purchase Agreement”) with Harry James (the “Buyer”). In accordance with the terms and provisions of the Share Purchase Agreement, the Seller sold the 15,000,000 shares of restricted common stock of the Company to the Buyer at a price of $0.00266667 per share for a total purchase price of $40,000.00. The sale and purchase of the 15,000,000 shares of common stock of the Company constitutes 55% of the total  issued and outstanding shares and thus a change in control of the Company.  The source of funds used by Buyer to acquire the 15,000,000 shares of common stock of the Company was personal funds. There are no arrangements or understandings between the Buyer and Seller and their respective associates with respect to election of directors or other matters.

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of our executive officers and directors; and (iii) our directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of the date of this Current Report are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding such options and warrants, but are not deemed outstanding for computing the percentage of any other stockholder.

Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned (1)

Officers and Directors:
Harry Lappa 848 N. Rainbow Blvd. #2167 Las Vegas, Nevada 89107	-0-	0%
10% or Greater Owners
Harry James 2612 – 14A Street SW #301 Calgary, Alberta, Canada T2T 3X8	15,000,000	55.5%

(1)	Based on 27,000,000 shares of common stock issued and outstanding as of the date of this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AURA BIO CORP.

Date: November 15, 2010	By:	/s/ Harry Lappa
Harry Lappa
President/Chief Executive Officer